                            -----------------------------
                            -----------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                           Date of Report (Date of earliest
                                   event reported):
                                     July 9, 1996



                                    XYTRONYX, INC.
                            -----------------------------
                (Exact name of registrant as specified in its charter)



                                       Delaware
                            -----------------------------
                    (State or other jurisdiction of incorporation


              0-14838                         36-3258753
         --------------------            ----------------------
    Commissioner File Number)       (IRS Employer Identification Number)




                                6555 Nancy Ridge Drive
                                      Suite 200
                             San Diego, California  92121

                     -------------------------------------------
                 (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:  (619) 550-3900
                                                     --------------

Item 5.  Other Events.

         The News Release dated July 9, 1996 announcing approval of Agreement and Plan of Merger by majority of shareholders of Binary Therapeutics, Inc., filed as Exhibit 99.55 hereto, is hereby incorporated into this Report by reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  EXHIBITS.      The following exhibit accompanies this Report:

    Exhibit
    Number                        Exhibit Description
    -------                       -------------------

    99.55 News Release dated July 9, 1996 announcing approval of Agreement and Plan of Merger by majority of shareholders of Binary Therapeutics, Inc.










                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       XYTRONYX, INC.


                                       By:  /S/ DALE SANDER
                                           ----------------
                                            Dale Sander
                                            Chief Financial Officer

Date: July 17, 1996

                                  INDEX TO EXHIBITS



Exhibit                                                             Sequentially
Number     Description of Exhibit                                  Numbered Page
- -------    ----------------------                                  -------------

 99.55     News Release dated July 9, 1996 announcing approval of
           Agreement and Plan of Merger by majority of shareholders of Binary Therapeutics, Inc.


                                          3